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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS, LLC                                   910 Travis Street
                                                                     Suite 2150
                                                          Houston,  Texas 77002
                                                               fax 713 759 2040
                                                               tel 713 759 2030
                                                   www.travisstreetpartners.com

BY FAX AND BY MAIL
------------------

JANUARY 23, 2001

BOARD OF DIRECTORS
ICO,  INC.
11490 WESTHEIMER
SUITE 1000
HOUSTON TX 77077


LADIES AND GENTLEMEN:

AS SHAREHOLDERS OWNING 5.11% OF ICO'S COMMON STOCK, WE ARE WRITING TO YOU TO EXPRESS OUR CONCERN WITH RESPECT TO CERTAIN DISCLOSURES MADE IN ICO'S PRELIMINARY PROXY FILINGS FOR 2001 - DISCLOSURES WHICH ARE, IN RETROSPECT, CONSPICUOUS BY THEIR ABSENCE FROM ICO'S FILINGS IN PRIOR YEARS AND FROM THE 13D FILINGS REGARDING ICO WHICH HAVE BEEN MADE BY MEMBERS OF THE PACHOLDER FAMILY.

SPECIFICALLY, WE ARE REQUESTING THAT YOU APPOINT AN INDEPENDENT LAW FIRM TO INVESTIGATE THE FOLLOWING ISSUES OF MATERIAL INTEREST TO ICO SHAREHOLDERS INCLUDING OURSELVES:

ALLEGED OWNERSHIP OF ICO COMMON STOCK BY THE PACHOLDERS. ACCORDING TO ICO'S PRELIMINARY PROXY FILINGS, DATED JANUARY 9, 2001, ASHER O. PACHOLDER AND SYLVIA
A. PACHOLDER (THE "PACHOLDERS") BENEFICIALLY OWN APPROXIMATELY 4,300,000 SHARES OR 19% OF ICO COMMON STOCK. HOWEVER, THE SCHEDULE 13D FILED BY THE PACHOLDERS IN 1997 (WHICH HAS NEVER BEEN AMENDED) STATES THAT THE PACHOLDERS HAVE VOTING RIGHTS FOR 5,682,138 SHARES OR 26% OF THE COMPANY'S STOCK.

      1. THE PACHOLDERS HAVE NOT AMENDED THEIR SCHEDULE 13D WHICH, AS CURRENTLY ON FILE, OVERSTATES THEIR ACTUAL BENEFICIAL OWNERSHIP OF ICO STOCK BY ALMOST 37%. RULE 13D-2 UNDER THE SECURITIES EXCHANGE

BOARD OF DIRECTORS                                             JANUARY 23, 2001
ICO INC.                                                            PAGE 2 OF 5


            ACT REQUIRES FILING GROUPS TO AMEND THEIR SCHEDULE 13DS PROMPTLY FOLLOWING A CHANGE OF ONE PERCENT OR MORE IN THE GROUP'S OWNERSHIP STAKE.

      2. THE PACHOLDERS HAVE NOT FILED COPIES OF THE RELATED VOTING AGREEMENTS WITH THEIR SCHEDULE 13D.

      3. THE RECEIPT BY THE PACHOLDERS OF VOTING RIGHTS IN CONNECTION WITH ACQUISITIONS PAID FOR WITH ICO STOCK HAS RESULTED IN SUBSTANTIALLY MORE OF THE COMPANY'S STOCK BEING CONTROLLED BY THE PACHOLDERS THAN THE AMOUNT OF STOCK THE PACHOLDERS ACTUALLY HAVE AT ECONOMIC RISK. YET ICO'S SEC FILINGS NEVER STATE IN PLAIN ENGLISH THAT THE PACHOLDERS PERSONALLY OWN LESS THAN 1% OF ICO COMMON STOCK. WE BELIEVE THE CONFUSION IN THE INVESTOR COMMUNITY IS PROFOUND. EVEN AN EXPERIENCED REPORTER FROM DOW JONES WROTE LAST WEEK THAT THE PACHOLDERS ARE ICO'S LARGEST SHAREHOLDERS.

VOTING RIGHTS ASSIGNED TO THE PACHOLDERS IN CONNECTION WITH CERTAIN ACQUISITIONS. IN PREVIOUS YEARS, ICO HAS DISCLOSED THAT THE PACHOLDERS HAD THE RIGHT TO VOTE AS MUCH AS 8% OF ICO COMMON STOCK ISSUED IN CONNECTION WITH CERTAIN ACQUISITIONS MADE BY THE COMPANY. YET UNTIL THE FILING OF THE COMPANY'S 2001 PRELIMINARY PROXY STATEMENT, ICO HAD NOT MADE DISCLOSURE OF THE TERMS UNDER WHICH THESE ACQUISITIONS WERE MADE.

      1. THE COMPANY'S SEC FILINGS DO NOT DISCLOSE WHETHER ICO GAVE THE VOTING RIGHTS TO THE PACHOLDERS AS COMPENSATION.

      2. DOCUMENTS ASSOCIATED WITH THE ASSIGNMENT OF VOTING RIGHTS TO THE PACHOLDERS HAVE NOT BEEN FILED WITH THE SEC ALTHOUGH THEY CUMULATIVELY AFFECT AS MUCH AS 8% OF ICO COMMON STOCK.

      3. NEITHER ICO'S PUBLIC FILINGS NOR THE PACHOLDERS' SCHEDULE 13D DISCLOSE THE RATIONALE FOR GRANTING THESE VOTING RIGHTS TO THE PACHOLDERS.

VOTING RIGHTS ASSIGNED TO THE PACHOLDERS WITH RESPECT TO ICO'S MERGER WITH WEDCO. AS DISCLOSED IN THE PRELIMINARY PROXY MATERIALS FOR 2001, APPROXIMATELY 20.0% OF ICO COMMON STOCK IS SUBJECT TO AN AGREEMENT (THE "WEDCO SHAREHOLDERS AGREEMENT") BETWEEN THE PACHOLDERS AND THE FORMER SHAREHOLDERS OF WEDCO, INCLUDING PRINCIPALLY THE WILLOUGHBY FAMILY. THAT THIS AGREEMENT IS PERSONAL TO THE PACHOLDERS IS CLEAR IN THAT THE PACHOLDERS ARE NAMED INDIVIDUALLY AND THAT THE AGREEMENT PROVIDES THAT SYLVIA A. PACHOLDER SHALL BE PRESIDENT AND CHIEF EXECUTIVE OFFICER, AND ASHER O. PACHOLDER SHALL BE CHAIRMAN OF THE BOARD AND CHIEF OPERATING OFFICER OF ICO.

BOARD OF DIRECTORS                                             JANUARY 23, 2001
ICO INC.                                                            PAGE 3 OF 5


      1. PRESUMABLY THE VOTING RIGHTS UNDER THE WEDCO SHAREHOLDERS AGREEMENT TO THE PACHOLDERS HAVE VALUE, OR THE WEDCO SHAREHOLDERS AGREEMENT WOULD NOT HAVE BEEN ENTERED INTO. WE BELIEVE, THEREFORE, THAT SUCH RIGHTS CONSTITUTE COMPENSATION TO THE PACHOLDERS.

      2. ICO HAS NOT DISCLOSED THAT THE VOTING RIGHTS WERE COMPENSATION TO THE PACHOLDERS.

      3. WE BELIEVE THE FAIR MARKET VALUE OF THESE VOTING RIGHTS TO HAVE BEEN CONSIDERABLE, SINCE THEY HAVE EFFECTIVELY GIVEN THE PACHOLDERS VOTING CONTROL OF AS MUCH AS 26% OF ICO'S COMMON STOCK DESPITE THEIR PERSONAL OWNERSHIP OF LESS THAN 1%.

      4. THERE HAS BEEN NO DISCLOSURE OF THE VALUE OF THESE VOTING RIGHTS OR OF ANY INDEPENDENT EVALUATION OF THEIR VALUE.

WARRANTS TO PURCHASE COMMON STOCK ISSUED TO PACHOLDER ASSOCIATES, INC. ("PAI"). ICO HAS DISCLOSED IN ITS PRELIMINARY PROXY FILINGS FOR 2001 THAT PAI HOLDS WARRANTS TO ACQUIRE 102,879 SHARES OF ICO'S COMMON STOCK. THE TERMS UNDER WHICH THESE WARRANTS MAY BE EXERCISED IS NOT DISCLOSED IN THE PROXY STATEMENT. PAI IS A RELATED PARTY, AND ANY AGREEMENT RELATING TO OPTIONS, WARRANTS, OR SIMILAR INSTRUMENTS INVOLVING PAI SHOULD BE FULLY DISCLOSED.

ICO BONDS PURCHASED BY PACHOLDER ASSOCIATES, INC. OR ITS AFFILIATES. ICO HAS DISCLOSED IN ITS PRELIMINARY PROXY FILINGS FOR 2001 THAT AN AFFILIATE OF PAI, WHICH MAY BE DEEMED TO BE A "RELATED PARTY" TO ICO BY VIRTUE OF THE COMMON OWNERSHIP OF ICO AND PAI DESCRIBED IN ICO'S PROXY STATEMENT, CURRENTLY HOLDS CERTAIN ICO SECURITIES. THIS INFORMATION HAD NEVER PREVIOUSLY BEEN DISCLOSED AND HAS NOT BEEN DISCLOSED WITH RESPECT TO THE HOLDINGS IN POSSESSION OF PAI, IF ANY, IN PRIOR YEARS.

      1. IN PRIOR YEARS, ICO HAS NEVER DISCLOSED PAI'S OWNERSHIP OF ICO SECURITIES, IF ANY.

      2. THE PACHOLDERS AND WILLIAM J. MORGAN MAY BE DEEMED TO BE CONTROLLING PERSONS WITH RESPECT TO PAI AND ICO. DISCLOSURE SHOULD BE MADE OF THE RELATIONSHIPS BETWEEN THESE INDIVIDUALS, ICO, PAI, AND PAI CLIENTS.

NASD REQUIREMENTS RELATING TO THE RELATIONSHIPS BETWEEN INDIVIDUALS APPOINTED TO SERVE ON THE AUDIT AND COMPENSATION COMMITTEES OF ITS BOARD OF DIRECTORS. IN ITS PRELIMINARY 2001 PROXY MATERIALS, ICO HAS DISCLOSED THAT IT HAS RESTRUCTURED THE

BOARD OF DIRECTORS                                             JANUARY 23, 2001
ICO INC.                                                            PAGE 4 OF 5


MEMBERSHIP OF THESE COMMITTEES AND THAT SUCH COMMITTEES WILL BE IN COMPLIANCE WITH NASD STANDARDS EFFECTIVE FROM JUNE 2001.

      1. THE MEMBERS OF THE COMPENSATION COMMITTEE ARE RESPONSIBLE FOR DETERMINING THE COMPENSATION OF THE PACHOLDERS. PRESUMABLY THE COMPENSATION COMMITTEE APPROVED PERMITTING THE PACHOLDERS TO RECEIVE THE WEDCO VOTING RIGHTS AND OTHER ACQUISITION-RELATED VOTING RIGHTS AS COMPENSATION WITHOUT MAKING DISCLOSURE OF THESE FACTS.

      2. AT THE TIME THESE DECISIONS WERE MADE, TWO OF THE MEMBERS OF THE COMPENSATION COMMITTEE WERE EMPLOYEES OF PAI AND WE BELIEVE, THEREFORE, AFFILIATED WITH THE PACHOLDERS.

      3. ICO HAS NOT DISCLOSED WHY, OR WHEN, TWO OUT OF THREE MEMBERS OF THE COMPENSATION COMMITTEE, ONE OF THE MEMBERS OF THE NOMINATING COMMITTEE, AND ALL OF THE MEMBERS OF THE AUDIT COMMITTEE RESIGNED SUBSEQUENT TO THE END OF FISCAL YEAR 2000. WE BELIEVE THE CONGRUENCE OF THESE MAJOR CHANGES IN RESPONSIBILITIES THE BOARD OF DIRECTORS LEVEL SHOULD HAVE BEEN PUBLICLY EXPLAINED.

EMPLOYMENT AGREEMENT BETWEEN ASHER O. PACHOLDER AND ICO, INC. AND SYLVIA A. PACHOLDER AND ICO INC. BOTH OF THE SUBJECT EMPLOYMENT AGREEMENTS PERMIT THE TERMINATION OF SUCH AGREEMENTS WITH DR. AND MRS. PACHOLDER FOR "CAUSE". CERTAIN SPECIFIC WORDING OF THE AGREEMENT WITH DR. PACHOLDER READS AS FOLLOWS:

      CAUSE. THE COMPANY MAY TERMINATE THE EXECUTIVE'S EMPLOYMENT FOR "CAUSE." FOR PURPOSES OF THIS AGREEMENT, "CAUSE" MEANS (I) AN ACT OR ACTS OF DISHONESTY TAKEN BY THE EXECUTIVE AND INTENDED TO RESULT IN SUBSTANTIAL PERSONAL ENRICHMENT OF THE EXECUTIVE AT THE EXPENSE OF THE COMPANY OR (II) REPEATED VIOLATIONS BY THE EXECUTIVE OF THE EXECUTIVE'S OBLIGATIONS UNDER
      SECTION 3 OF THIS AGREEMENT WHICH ARE DEMONSTRABLY WILLFUL AND DELIBERATE ON THE EXECUTIVE'S PART AND WHICH RESULT IN MATERIAL INJURY TO THE COMPANY. IF THE COMPANY WISHES TO TERMINATE THE EXECUTIVE'S EMPLOYMENT PURSUANT TO CLAUSE (II) ABOVE, THE COMPANY SHALL FIRST GIVE WRITTEN NOTICE OF ITS INTENTION TO THE EXECUTIVE WHICH NOTICE SHALL SET FORTH IN REASONABLE DETAIL THE REPEATED VIOLATIONS WHICH ARE ALLEGED BY THE COMPANY, AND THE EXECUTIVE SHALL HAVE A 30-DAY PERIOD IN WHICH TO CURE SUCH VIOLATIONS PRIOR TO THE EXPIRATION OF WHICH HE MAY NOT BE TERMINATED PURSUANT TO SUCH CLAUSE (II).

LANGUAGE IN THE AGREEMENT BETWEEN ICO AND MRS. PACHOLDER IS SUBSTANTIALLY IDENTICAL. WE REQUEST THAT AN INDEPENDENT LAW FIRM REVIEW THESE AGREEMENTS TO DETERMINE WHETHER OR NOT "CAUSE" EXISTS FOR THE TERMINATION OF THE PACHOLDERS IN VIEW OF THE FACTS SURROUNDING THEIR OBTAINING THE VOTING RIGHTS DESCRIBED ABOVE.

BOARD OF DIRECTORS                                             JANUARY 23, 2001
ICO INC.                                                            PAGE 5 OF 5


WE STRONGLY BELIEVE THAT ALL OF THE ABOVE MATTERS ARE EXTREMELY SERIOUS AND, AS YOU WILL APPRECIATE, SHOULD NOT BE INVESTIGATED INTERNALLY BY ICO SINCE ALL OF THE MEMBERS OF THE BOARD OF DIRECTORS WERE PARTIES TO THE WEDCO TRANSACTIONS. FOR THIS REASON, WE URGE THE BOARD OF DIRECTORS OF ICO TO APPOINT CREDIBLE INDEPENDENT OUTSIDE LEGAL ADVISORS WITH NO PRIOR RELATIONSHIP TO THE COMPANY TO REVIEW THESE TRANSACTIONS AND DETERMINE WHICH STEPS MUST APPROPRIATELY BE TAKEN.

AS YOU ARE AWARE, WE HAVE NOMINATED AND WILL SEEK TO ELECT THREE DIRECTORS TO ICO'S BOARD OF DIRECTORS AT ICO'S NEXT ANNUAL MEETING. IN THE EVENT OF THE SUCCESSFUL ELECTION OF THESE DIRECTORS, BE ADVISED THAT WE ANTICIPATE OUR DIRECTORS WILL TAKE ALL STEPS NECESSARY TO SAFEGUARD SHAREHOLDER INTERESTS AND WILL ENSURE THAT THE FOREGOING MATTERS HAVE BEEN FULLY AND THOROUGHLY INVESTIGATED TO OUR SATISFACTION, TOGETHER WITH ALL OTHER MATTERS CONCERNING COMPENSATION OF SENIOR ICO EXECUTIVES WHICH MAY BE OF IMPORTANCE TO SHAREHOLDERS.



VERY TRULY YOURS,


TRAVIS STREET PARTNERS,  LLC

TIMOTHY GOLLIN,  MANAGER


CC: STEVE RUBIN - WEIL GOTSHAL & MANGES